                                                                December 9, 1996

Dear Fellow Shareholders:

     It is our pleasure to discuss the factors influencing the performance of Heritage U.S. Government Income Fund (the "Fund") over the fiscal year ended October 31, 1996.

     During the fiscal year, your Fund's total return, based on net asset value, was +5.41% which slightly exceeded the return of the Lehman Government Corporate Index which rose +5.39%. On a market value basis, your Fund returned +3.94% for the same period.

     The past fiscal year was interesting and challenging for the markets and fixed income investors as high volatility and unfounded fears of inflation drove rates significantly higher during the majority of the year only to then reverse course and fall during the past several months.

     The domestic economy weakened significantly in the last calendar quarter of 1995, growing at a mere 0.3% annualized rate. This weakness, plus a corresponding low rate of inflation, and a reduction in short-term rates by the Federal Reserve, allowed long-term bond yields to fall to 5.95% by the end of calendar 1995.

     The first quarter of 1996 witnessed another short-term rate reduction by the Federal Reserve and a slight increase in economic activity with Gross Domestic Product increasing at a 2.0% annualized rate. Investors reacted to the fears of potentially higher inflation and drove long-term interest rates to 6.67% by the end of March 1996. Inflation, however, remained less than 3% on a year-over-year basis throughout the period.

     The second quarter of calendar 1996 showed significantly faster growth than the first quarter with Gross Domestic Product expanding at a 4.7% annualized rate fueled primarily by auto production, housing and a rebound in consumer spending. Investors continued to drive rates higher, and pushed long-term Treasury bonds past 7%, under the belief that a significant increase in inflation was inevitable. Once again, inflation by all measures remained well-controlled, holding below 3% on a year-over-year basis.

     On a preliminary basis, the Gross Domestic Product for the third quarter of 1996 appears to have slowed again to approximately 2.0% on an annualized basis. The market has reacted by lowering yield levels modestly. Since the end of the fiscal year, the fixed income market has improved substantially, with yields on longer term Treasury issues currently trading at about 6.50%.

     During the year, your Fund's portfolio was adjusted to respond to market conditions. The portfolio's duration was shortened during the spring and summer months to less than the duration of the Lehman Government-Corporate index and has gradually been extended during the past few months to be longer than the duration of the Index. Additionally, the Fund utilized premium mortgage securities to provide a high level of income and to act as defensive instruments. Since October, the Fund has reduced its exposure to premium mortgage securities and has concentrated on fixed-rate intermediate and longer term U.S. Treasury notes and bonds to attempt to take advantage of the recent downward movement in rates.

     The following chart describes the Fund's asset allocation as of October 31, 1996:

     HERITAGE U.S. GOVERNMENT FUND ASSET ALLOCATION AS OF OCTOBER 31, 1996

                                    [CHART]

     We believe the current structure of the Heritage U.S. Government Fund is appropriate given our present outlook for the economy and interest rates.

     It is our view that the domestic economy will remain in a slow-growth mode over the coming months and that inflation should remain well-contained at 3% or less. These conditions should allow bond yields to continue moving sporadically lower from today's levels. However, we do expect the fixed income markets to remain volatile in a continuing stop-and-go economy.

     Thank you for your continued confidence in the Heritage U.S. Government Income Fund. If there are ever any ways in which you believe we could better serve you, please call us at 800-709-3863.

Sincerely,

/s/ STEPHEN G. HILL
---------------------
Stephen G. Hill
President
Sincerely,

/s/ H. PETER WALLACE
---------------------
H. Peter Wallace
Portfolio Manager

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                          MATURITY       MARKET
       AMOUNT                                                                                              DATE         VALUE
---------------------                                                                                    ---------   ------------
U.S. GOVERNMENT AND AGENCY SECURITIES--128.3%(A)
  U.S. TREASURIES--58.0%
            $ 400,000   U.S. Treasury Bills(d)........................................................    11/14/96   $    399,273
            1,000,000   U.S. Treasury Notes, 7.125%(d)................................................    02/29/00      1,033,750
            2,500,000   U.S. Treasury Notes, 5.625%...................................................    11/30/00      2,460,938
            2,000,000   U.S. Treasury Notes, 6.625%...................................................    06/30/01      2,042,734
           10,000,000   U.S. Treasury Notes, 11.125%(c)...............................................    08/15/03     12,634,370
            1,000,000   U.S. Treasury Notes, 5.625%...................................................    02/15/06        951,250
            1,500,000   U.S. Treasury Notes, 7.0%.....................................................    07/15/06      1,567,031
            1,000,000   U.S. Treasury Bonds, 6.0%.....................................................    02/15/26        914,220
                                                                                                                     ------------
                        Total U.S. Treasuries.........................................................                 22,003,566
                                                                                                                     ------------
  U.S. GOVERNMENT AGENCIES--70.3%
    FEDERAL HOME LOAN MORTGAGE CORPORATION--20.1%
              345,615   REMIC, 8.0%, 1771-VE, SUP, AD.................................................    07/15/10        344,824
            1,499,233   REMIC, 9.05%, 6-C, PAC........................................................    06/15/19      1,574,195
                2,953   REMIC, 10.0%, 41-E, PAC(d)....................................................    08/15/19          2,953
              746,853   REMIC, 9.5%, 175-G, PAC.......................................................    05/15/20        752,455
            1,550,000   REMIC, 9.0%, 60-H, PAC........................................................    07/15/20      1,553,705
            3,000,000   REMIC, 10.0%, 1378-H, PAC(d)..................................................    01/15/21      3,390,930
                                                                                                                     ------------
                                                                                                                        7,619,062
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION--21.7%
            3,000,000   REMIC, 8.0%, 1995-5 E, SUP, AD(d).............................................    10/25/07      3,007,500
            1,300,000   REMIC, 9.85%, 1989-34-E, PAC(d)...............................................    08/25/14      1,346,475
              822,544   REMIC, 9.67%, 1990-96-E, SEQ..................................................    01/25/17        851,687
              657,482   REMIC, 8.0%, 1991-28 H, PAC(d)................................................    02/25/20        666,168
            2,000,000   REMIC, 8.5%, 1992-65 K, PAC(d)................................................    05/25/21      2,113,820
              356,464   REMIC, 6.45%, G 1993-19 SG, LIBOR Inverse Floater.............................    04/25/23        242,396
                                                                                                                     ------------
                                                                                                                        8,228,046
                                                                                                                     ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--28.5%
            4,822,149   7.5% 30 Year Mortgage Pool #415688(d).........................................    11/15/25      4,842,306
            2,987,606   7.0% Pool #373553.............................................................    02/15/26      2,932,514
            3,000,000   REMIC, 8.5%, 1995-2 E, SEQ(d).................................................    07/20/18      3,041,250
                                                                                                                     ------------
                                                                                                                       10,816,070
                                                                                                                     ------------
                        Total U.S. Government Agencies................................................                 26,663,178
                                                                                                                     ------------
                        Total U.S. Government and Agency Securities (cost $48,534,665)................                 48,666,744
                                                                                                                     ------------
PRIVATE ISSUE MORTGAGE SECURITIES--2.6%(A)
              955,620   Kidder Peabody Mortgage Asset Trust 24-E, PAC.................................     4/01/19        973,539
                                                                                                                     ------------
                        Total Private Issue Mortgage Securities (cost $987,276).......................                    973,539
                                                                                                                     ------------
REPURCHASE AGREEMENT--1.3%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1996, @ 5.45%, to be repurchased at $485,073 on November 1, 1996, collateralized by $492,961 United States Treasury Notes,
8.5%, due February 15, 2020, (market value $500,348 including interest) (cost $485,000)...............                    485,000
                                                                                                                     ------------
TOTAL INVESTMENT PORTFOLIO (COST $50,006,941)(B), 132.2%(A)...........................................                 50,125,283
OTHER ASSETS AND LIABILITIES, NET (32.2%), (A)........................................................                (12,212,918)
                                                                                                                     ------------
NET ASSETS 100.0%.....................................................................................               $ 37,912,365
                                                                                                                     ==============

---------------

(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $118,342, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $600,921 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $482,579.
(c) Collateral for reverse repurchase agreement.
(d) Some or all of these securities are segregated in connection with the reverse repurchase agreement.
AD--Accretion Directed
LIBOR--London Interbank Offered Rate
PAC--Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit
SEQ--Sequential
SUP--Support

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

Assets
-----
Investments, at market value (identified cost $50,006,941) (Note 1).....................                  $50,125,283
Cash....................................................................................                        3,835
Receivables:
  Investments sold, delayed delivery, net (Note 1)......................................                      197,736
  Interest..............................................................................                      554,522
Deferred organization expense...........................................................                       15,255
Prepaid insurance.......................................................................                        1,894
                                                                                                          -----------
        Total assets....................................................................                   50,898,525
Liabilities
--------
Payables (Note 4):
  Borrowings under reverse repurchase agreement (Notes 1 and 6).........................  $12,887,500
  Accrued management fee................................................................       40,908
  Accrued administrative fee............................................................        9,283
  Other accrued expenses................................................................       48,469
                                                                                          -----------
        Total liabilities...............................................................                   12,986,160
                                                                                                          -----------
Net assets, at market value.............................................................                  $37,912,365
                                                                                                          ===========
Net Assets
---------
Net assets consist of:
  Paid-in capital (Note 1)..............................................................                  $43,517,490
  Undistributed net investment income...................................................                        1,855
  Accumulated net realized loss on investments (Note 1).................................                   (4,909,044)
  Accumulated net realized loss on futures..............................................                     (816,278)
  Net unrealized appreciation on investments............................................                      118,342
                                                                                                          -----------
Net assets, at market value.............................................................                  $37,912,365
                                                                                                          ===========
Net asset value per share ($37,912,365 divided by 3,115,471 shares of beneficial
  interest outstanding, no par value) (Notes 1 and 2)...................................                       $12.17
                                                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

Investment Income
Income:
  Interest (includes mortgage dollar roll income of $391,797)...............................               $4,434,624
Expenses (Notes 1 and 4):
  Management fee............................................................................  $243,478
  Interest expense..........................................................................   723,604
  Administrative fee........................................................................    57,367
  Legal fees................................................................................    27,349
  Custodian/Fund accounting fees............................................................    42,627
  Auditing fees.............................................................................    20,214
  Shareholder servicing.....................................................................    20,135
  Reports to shareholders...................................................................    28,367
  NYSE fees.................................................................................    16,170
  Trustees' fees and expenses...............................................................     8,042
  Amortization of organization costs........................................................     7,322
  Insurance.................................................................................     5,836
  Other.....................................................................................     6,997
                                                                                              --------
        Total expenses before waiver........................................................  1,207,508
        Fees waived by Manager (Note 4).....................................................  (101,447)     1,106,061
                                                                                              --------     ----------
Net investment income.......................................................................                3,328,563
                                                                                                           ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions..............................................                 (287,482)
Net realized loss from future transactions..................................................                 (170,656)
Net decrease in unrealized appreciation of investments during the year......................                 (855,527)
                                                                                                           ----------
        Net loss on investments.............................................................               (1,313,665)
                                                                                                           ----------
Net increase in net assets resulting from operations........................................               $2,014,898
                                                                                                            =========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED
                                                                                 -------------------------------------
                                                                                 OCTOBER 31, 1996     OCTOBER 31, 1995
                                                                                 ----------------     ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income........................................................    $  3,328,563         $  3,633,242
  Net realized loss from investment transactions...............................        (287,482)            (286,735)
  Net realized loss from future transactions...................................        (170,656)            (753,250)
  Net increase (decrease) in unrealized appreciation of investments and futures
    during the year............................................................        (855,527)           2,878,365
                                                                                 ----------------     ----------------
  Net increase in net assets resulting from operations.........................       2,014,898            5,471,622
Distribution to shareholders from:
  Net investment income ($1.06 and $1.15 per share)............................      (3,314,723)          (3,581,511)
  Tax return of capital ($0.01 per share)......................................              --              (44,829)
                                                                                 ----------------     ----------------
Increase (decrease) in net assets..............................................      (1,299,825)           1,845,282
Net assets, beginning of year..................................................      39,212,190           37,366,908
                                                                                 ----------------     ----------------
Net assets, end of year (including undistributed net investment income of
  $1,855 at October 31, 1996)..................................................    $ 37,912,365         $ 39,212,190
                                                                                 ===============      ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF CASH FLOWS
                               FOR THE YEAR ENDED
                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash provided from Reverse Repurchase Transactions, net.........................................    $   6,256,250
  Proceeds from disposition of mortgage rolls, net................................................       15,179,297
  Dividends and Distributions paid in cash........................................................       (3,314,723)
                                                                                                      -------------
    Cash provided by financing activities.........................................................       18,120,824
                                                                                                      -------------
CASH PROVIDED (USED) BY OPERATIONS:
  Net Investment Income...........................................................................    $   3,328,563
  Decrease in accrued expenses....................................................................          (27,245)
  Increase in interest receivable.................................................................          220,345
  Decrease in investments payable/receivable, net.................................................      (22,380,797)
  Proceeds from futures transactions..............................................................        7,902,563
  Purchase of futures transactions................................................................       (8,073,219)
  Proceeds from disposition of portfolio securities...............................................       27,536,587
  Proceeds from disposition of short term securities, net.........................................          442,288
  Purchase of portfolio securities................................................................      (27,066,490)
                                                                                                      -------------
    Cash used by operations.......................................................................      (18,117,405)
                                                                                                      -------------
NET INCREASE IN CASH..............................................................................            3,419
CASH AT BEGINNING OF YEAR.........................................................................              416
                                                                                                      -------------
CASH AT END OF YEAR...............................................................................    $       3,835
                                                                                                      =============
SUPPLEMENTAL INFORMATION:
Interest paid.....................................................................................    $     943,949
                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                      FOR THE PERIODS ENDED
                                                                                           OCTOBER 31,
                                                                               ------------------------------------
                                                                                1996           1995          1994+
                                                                               -------        ------        -------
Net asset value, beginning of the period...................................    $ 12.59        $11.99        $ 14.02*
                                                                               -------        ------        -------
Income from Investment Operations:
  Net investment income(a).................................................       1.07          1.17           0.98
  Net realized and unrealized gain (loss) on investments...................       (.43)          .59          (2.04)
                                                                               -------        ------        -------
  Total from investment operations.........................................        .64          1.76          (1.06)
                                                                               -------        ------        -------
Less Distributions:
  Dividends from net investment income.....................................      (1.06)        (1.15)         (0.91)
  Distributions in excess of net investment income.........................         --            --          (0.02)
  Tax return of capital....................................................         --          (.01)         (0.04)
                                                                               -------        ------        -------
  Total distributions......................................................      (1.06)        (1.16)         (0.97)
                                                                               -------        ------        -------
Net asset value, end of period.............................................    $ 12.17        $12.59        $ 11.99
                                                                               =======        ======        =======
Market value, end of period................................................    $11.125        $11.75        $11.375
                                                                               =======        ======        =======
TOTAL RETURN:
  Per share market value(c)................................................       3.94%        13.87%        (18.20%)(b)
  Per share net asset value(c).............................................       5.41%        15.78%         (7.75%)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net assets (excluding
    interest and taxes)(a).................................................       1.00%         1.00%          1.00%(d)
  Ratio of net investment income to average daily net assets...............       8.70%         9.57%          7.99%(d)
  Portfolio turnover rate..................................................         47%          150%           163%(d)
  Net assets, end of period ($ millions)...................................         38            39             37

---------------

 + For the period November 19, 1993 (commencement of operations) to October 31, 1994.
 * Beginning per share amount reflects $15.00, initial public offering price, net of underwriting discounts and offering costs ($.98).
(a) Excludes management fees waived by the Manager of $.03, $.04 and $.02 per share, respectively. The operating expense ratio (excluding interest expense) including such items would be 1.27%, 1.36% and 1.21% (annualized), respectively.
(b) Return since inception, does not include offering costs, not annualized.
(c) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period and assumes dividend distributions were reinvested. Per share net asset value return percentage is not an indication of the performance of a shareholder's investment in the Fund due to differences between the market price of the stock and the net asset value of the Fund during the period.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage U.S. Government Income Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and its secondary investment objective is capital appreciation. The Fund will seek to achieve these objectives through the active management of a portfolio composed primarily of mortgage-related securities and mortgages. The Fund normally will invest a minimum of 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers who utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Reverse Repurchase Agreements: The Fund may borrow by entering into reverse repurchase agreements whereby the Fund sells securities and agrees to repurchase them at a mutually agreed price. Reverse repurchase agreements may be used for leverage purposes as permitted by the prospectus. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked to market daily, having a value no less than the repurchase price (including accrued interest).

        Forward Commitments and When-Issued Securities: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

        Mortgage Dollar Rolls: The Fund may enter into mortgage dollar rolls principally in to be announced (TBA) securities, in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund accounts for such dollar rolls as a financing transaction and receives compensation as consideration for entering into the commitment to repurchase.

        The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities subject to the contract. If the Fund enters into closing transactions before the end of the fee roll period, the Fund will accelerate the unamortized portion of the fee.

        Futures Contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into futures contracts, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each Day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Upon closing of the contract, the Fund will realize for financial reporting purposes, a gain or loss equal to the difference between the value of the futures contract opened and the futures contract closed. The Fund may be subject to certain risks upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Statement of Cash Flows: Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1996.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

Note 2: FUND SHARES. There was no Fund share activity for the years ended October 31, 1995 and 1996, and shares outstanding remains at 3,115,471.

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1996, purchases, sales and paydowns of U.S. Government securities (excluding short-term investments and mortgage dollar roll transactions) aggregated $27,066,491, $24,145,115 and $3,391,472, respectively. Purchases and sales included in mortgage dollar roll transactions aggregated $449,110,241 and $461,368,162, respectively.

Note 4: MANAGEMENT, ADMINISTRATIVE, AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a monthly fee of 0.01667% of average weekly net assets for the preceding period (approximately .20% per annum) plus a fee equal to 4.5% of gross weekly income, computed daily and payable monthly. As compensation for its services as Manager, the Fund will pay the Adviser a monthly fee of 0.0125% of average weekly net assets for the preceding period (approximately .15% per annum). The Manager currently voluntarily reduces such fees in any year to the extent that operating expenses (excluding interest and taxes) of the Fund exceed 1.00% on an annual basis of the Fund's average daily net assets. Under this agreement, management fees of $101,447 were waived for the year ended October 31, 1996. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1998, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived $136,222 for the year ended October 31, 1995, if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1997.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, open-end investment companies which are also advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of the Manager receives an annual fee of $8,000, an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to paydown income, the Fund credited accumulated net realized loss on investments and debited undistributed net investment income $11,985. As of October 31, 1996, the Fund has net tax basis capital loss carryforwards of $5,725,322 that may be applied against any realized net taxable gains until the expiration dates of October 31, 2002 ($4,068,100), October 31, 2003 ($1,211,069) and October 31, 2004
        ($446,153).

Note 6: PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS. The Fund may enter into reverse repurchase agreements to raise cash without liquidating any portfolio securities. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.

        The Fund may enter into mortgage dollar roll agreements in order to hedge against anticipated changes in interest rates and prices and to enhance the Fund's yield. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place on a later date. There is always a risk that securities may not be

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

        In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

        Reverse repurchase agreements are collateralized by Fund securities with a market value including accrued interest, in excess of the Fund's obligation under the contract at the time the parties enter into the agreement. If the market value of the collateral falls below the Fund's obligation, the holder may require additional collateral. Securities valued at $12,867,149 were pledged as collateral.

        At October 31, 1996, the reverse repurchase agreements outstanding were $12,887,500 with a weighted interest rate of 5.3% maturing in 29 days. The maximum and average daily amounts outstanding during the period were $13,200,000 and $11,241,086, respectively. The weighted average interest rate during the period was 5.49%*

      ---------------------
        * Computation is based on those days when such agreements were outstanding.

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage U.S. Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage U.S. Government Income Fund (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated December 22, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
Tampa, Florida

December 16, 1996

                            HERITAGE U.S. GOVERNMENT
                                  INCOME FUND
                           DIVIDEND REINVESTMENT PLAN

     1. State Street Bank and Trust Company (the "Plan Agent") will act as agent for each shareholder of Heritage U.S. Government Income Fund (the "Fund") who has not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan (the "Plan") in the same name in which such Participant's shares of beneficial interest in the Fund (the "Shares") are registered, and, beginning with the second distribution, will put into effect for such Participant the dividend reinvestment option of the Plan as of the record date for such dividend or capital gains distribution.

     2. Whenever the Fund declares an income dividend or a capital gains distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional shares, including fractional shares acquired by the Plan Agent and credited to each Participant's account. The Plan Agent, as agent for each Participant, will receive the dividend or distribution on each Participant's Shares and apply the same (net of pro rata brokerage commissions, if applicable) to each participant's account. Commencing not more than five business days before the dividend payment date, purchases of the Shares will be made by the Plan Agent for the Plan to satisfy reinvestments under the Plan, provided that such purchases on or before the dividend payment date may be made on the New York Stock Exchange ("NYSE") or elsewhere only at times when the price of the Shares on the NYSE plus commissions is less than a 5% premium over the Fund's most recently calculated net asset value per Share. If, at the close of business on the dividend payment date, the Shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Plan Agent, on behalf of the participants in the Plan, will accept payment in the dividend, or the remaining portion thereof, in authorized but unissued Shares of the Fund. Such Shares will be issued at a per share price equal to the higher of (a) the net asset value per Share as of the close of business on the payment date or (b) 95% of the closing market price per Share on the payment date. All dividends, distributions and other payments (whether made in cash or in Shares) shall be made net of any applicable withholding tax.

     3. Open market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' Funds held by the Plan Agent uninvested will not bear interest, and it is understood that the Plan Agent shall have no liability in connection with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for a Participant's account. For the purposes of cash investments, the Plan Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

     4. The Plan Agent may hold Shares acquired pursuant to the Plan in non-certificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for such Participant only in accordance with the proxy returned by such Participant to the Fund. Upon a Participant's written request, the Plan Agent will deliver to such Participant, without charge, a certificate or certificates for some or all of the whole Shares held in the Participant's account under the Plan.

     5. The Plan Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have undivided fractional interests (computed to three decimal places) in a Share, no certificates for a fractional Share shall be issued. However, dividends and distributions on fractional Shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value per share of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

     6. Any stock dividends or split shares distributed by the Fund on Shares held by the Plan Agent for a Participant will be credited to such Participant's account. In the event that the Fund makes available to its Shareholders rights to purchase additional Shares or other securities, the Shares held for a participant under the Plan will be added to other such Shares held by such Participant in calculating the number of rights to be issued to such Participant.

     7. The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

     8. Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution payment date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to such Participant (or if the Shares are not then in certificated form, will cause such shares to be transferred to Participant) without charge.

     9. The terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant's account, all dividends and distributions payable on the Common Stock held in such Participant's name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

     10. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Agreement and to comply with applicable law, but it assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith or willful misconduct or that of the Plan Agent's employees.

     11. The terms and conditions of the Plan shall be governed by the laws of the State of Massachusetts.

HERITAGE U.S. GOVERNMENT INCOME FUND is a member of the Heritage family of mutual funds. Other investment alternatives available to you from Heritage include:

             [ ] HERITAGE CASH TRUST
                       MONEY MARKET FUND
                       MUNICIPAL MONEY MARKET FUND
             [ ] HERITAGE CAPITAL APPRECIATION TRUST
             [ ] HERITAGE INCOME-GROWTH TRUST
             [ ] HERITAGE INCOME TRUST
                       HIGH YIELD BOND FUND
                       INTERMEDIATE GOVERNMENT FUND
             [ ] HERITAGE SERIES TRUST
                       EAGLE INTERNATIONAL EQUITY PORTFOLIO
                       GROWTH EQUITY FUND
                       SMALL CAP STOCK FUND
                       VALUE EQUITY FUND

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your account executive. Please read the prospectus carefully before you invest in any of the funds.

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

Heritage U.S. Government Income Fund
P.O. Box 33022
St. Petersburg, FL 33733
---------------------------------------
Address Change Requested


HERITAGE
U.S. GOVERNMENT
INCOME FUND


ANNUAL REPORT
and Investment Performance
Review for the Year Ended
OCTOBER 31, 1996

This report is for the information of shareholders of Heritage U.S. Government Income Fund. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

A member of the
Heritage Family of Funds(TM)


8M 12/96 (Recycle Logo)Printed on recycled paper.